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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  -------------

                                  FORM 8-K/A-1


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                  JUNE 29, 1998


                                  -------------


                           TRANSTECHNOLOGY CORPORATION

             (Exact name of registrant as specified in its charter)



DELAWARE                      1-7872                         95-4062211
(State or other               (Commission File               (IRS Employer
jurisdiction of               Number)                        Identification No.)
incorporation)



          150 ALLEN ROAD                               07938
          LIBERTY CORNER,                              (Zip Code)
          N.J.
          (Address of
          principal executive
          offices)


               Registrant's telephone number, including area code:
                                 (908) 903-1600
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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

         (a) On June 29, 1998, the Registrant acquired all of the outstanding stock of Aerospace Rivet Manufacturers Corporation, a California corporation ("ARM"). The Registrant acquired such stock directly from the former shareholders of ARM pursuant to a Stock Purchase Agreement dated as of June 19, 1998 (the "Stock Purchase Agreement") by and among the Registrant, Randy Snyder and Susan Snyder as Trustees of The Snyder Family Living Trust, Tommy M. Lee, Hal R. Weinstein, Robin J. Glassman and George P. Hess (the "Sellers") and ARM.

                  The purchase price for the stock was $27,000,000 (subject to certain adjustments as set forth in the Stock Purchase Agreement), with the possibility of performance payments aggregating up to an additional $5,000,000 during calendar years 1999, 2000 and 2001. The Registrant has agreed to pay 25% of any such performance payments (up to $1,250,000) to key employees of ARM under a performance payment bonus plan, and any performance payments payable to the Sellers will be reduced by amounts paid under such plan. The purchase price was determined by representatives of the Registrant and the Sellers through arms-length bargaining between such parties. Prior to the acquisition of the outstanding shares of ARM, there was no material relationship between the Registrant or any of its affiliates, directors or officers (or any associates of any such directors or officers), on the one hand, and the Sellers, on the other hand.

                  The acquisition was financed by a $27,000,000 loan under the Registrant's Revolving Credit and Term Loan Agreement dated as of June 30, 1995, as amended, with BankBoston, N.A., as lender and agent, and the other lending institutions parties thereto.

         (b) ARM is a manufacturer of aircraft (including aerospace) rivets and other fasteners and is headquartered near Los Angeles, California. The Registrant will continue to use the assets of ARM to operate such business.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Businesses Acquired:

                  None.

         (b)      Pro Forma Financial Information

                  None





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 25, 1998


                                                TRANSTECHNOLOGY CORPORATION


                                                 /S/ Gerald C. Harvey
                                                Gerald C. Harvey
                                                Vice President, Secretary and
                                                General Counsel